    As filed with the Securities and Exchange Commission on January 14, 1999.

                                                     Registration No. 333-

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                         CHECKFREE HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)

               Delaware                                   58-2360335
      (State or other jurisdiction                     (I.R.S. Employer
  of incorporation or organization)                   Identification No.)

                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
              (Address of Registrant's principal executive offices)

                                   ----------

                         CHECKFREE HOLDINGS CORPORATION
                           SECOND AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                   ----------

                                 Peter J. Kight
                 Chairman, President and Chief Executive Officer
                         CheckFree Holdings Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
            (Name, address and telephone number of agent for service)

                                   ----------

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215

                                   ----------

                                   CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------
                                                 Proposed Maximum    Proposed Maximum     Amount of
Title of Securities               Amount to be    Offering Price    Aggregate Offering  Registration
 to be Registered                  Registered       Per Share*            Price*            Fee*
----------------------------------------------------------------------------------------------------
Common Stock,
 without par value.............     3,000,000        $21.6875          $65,062,500        $18,087

----------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of CheckFree Holdings Corporation Common Stock as reported on the Nasdaq National Market System on January 8, 1998.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of CheckFree Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the CheckFree Holdings Corporation Second Amended and Restated 1995 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of a Form S-8 Registration Statement, dated October 20, 1995, File No. 33-98446, are incorporated herein by reference. Also incorporated herein by reference are the contents of the Post-Effective Amendment No. 1 to Form S-8 Registration Statement, dated January 9, 1998, File No. 33-98446.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on January 7, 1999.

                                   CHECKFREE HOLDINGS CORPORATION

                                   By: /s/ Peter J. Kight
                                      -----------------------------------
                                       Peter J. Kight, Chairman, President
                                       and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

      SIGNATURE                         TITLE                                       DATE
/s/ Peter J. Kight            Chairman of the Board of Directors,        )      January 7, 1999
-----------------------       President, and Chief Executive Officer     )
    Peter J. Kight            (Principal Executive Officer)              )
                                                                         )
                                                                         )
 *Mark A. Johnson             Vice Chairman, Corporate                   )      January 7, 1999
-----------------------       Development and Marketing, Director        )
  Mark A. Johnson                                                        )
                                                                         )
                                                                         )
 *Allen L. Shulman            Executive Vice President, Chief            )      January 7, 1999
-----------------------       Financial Officer and General Counsel      )
  Allen L. Shulman                                                       )
                                                                         )
 *Gary A. Luoma, Jr.          Vice President, Chief Accounting           )      January 7, 1999
-----------------------       Officer and Assistant Secretary            )
  Gary A. Luoma, Jr.          (Principal Accounting Officer)             )
                                                                         )
                                                                         )
 *George R. Manser            Director                                   )      January 7, 1999
-----------------------                                                  )
  George R. Manser                                                       )
                                                                         )
                                                                         )
 *Eugene F. Quinn             Director                                   )      January 7, 1999
-----------------------                                                  )
  Eugene F. Quinn                                                        )
                                                                         )
                                                                         )
 *Jeffrey M. Wilkins          Director                                   )      January 7, 1999
-----------------------                                                  )
  Jeffrey M. Wilkins                                                     )
                                                                         )
                                                                         )
 *William P. Boardman         Director                                   )      January 7, 1999
-----------------------                                                  )
  William P. Boardman                                                    )

*By: /s/ Peter J. Kight
    --------------------------------
    Peter J. Kight, attorney-in-fact
    for each of the persons indicated

                              Registration No. 333-

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                   ----------


                         CHECKFREE HOLDINGS CORPORATION

                                   ----------

                                    EXHIBITS

                                   ----------

                                  EXHIBIT INDEX


Exhibit                             Exhibit
Number                            Description
-------                           -----------

4(a)     *      CheckFree Holdings Corporation Second Amended and Restated
                1995 Stock Option Plan.

4(b)            Restated Certificate of Incorporation of the Company.
                (Exhibit 3(a) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

4(c) By-Laws of the Company. (Exhibit 3(b) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

5        *      Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a) Consent of Porter, Wright Morris & Arthur (included in Exhibit 5 filed herein).

23(b)    *      Consent of Deloitte & Touche LLP.

24       *      Powers of Attorney.

----------
* Filed with this Registration Statement